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                                                                  EXHIBIT 10.38

                        PHOENIX INTERNATIONAL LTD., INC.
                           CONFIDENTIALITY AGREEMENT


This Agreement is made this _____ day of ___________, 19___, by and between
______________________________________________________________________________
(Company) and Phoenix International Ltd., Inc., a Florida Corporation having a principal place of business at 900 Winderley Place, Suite 140, Maitland, Florida 32751 (Phoenix).

Whereas Phoenix and Company mutually desire to engage in discussions concerning a possible acquisition, license or distribution agreement for Company's product(s) and, in furtherance of those discussions Company may find it necessary and advantageous to disclose to Phoenix, pursuant to this Confidentiality Agreement, certain specified confidential information regarding Company products, certain of its business practices and its financial statues;

Therefore, Phoenix and Company agree to the following terms of disclosure:

1. For purposes of this Agreement the expression Software shall be deemed to include the source and object code computer programs and associated documentation, manuals and other printed or visually perceptible materials describing the use or design of Company software, but shall exclude material which has been otherwise protected by copyright, or which has been distributed to outside sources without protection or otherwise not previously held strictly confidential by Company.

2. Phoenix acknowledges that much of what will be disclosed by Company during the course of discussions regarding the Software is confidential and is claimed and represented by Company to be proprietary information belonging solely to Company. Further, to the extent that certain of such information is not already protected by the copyright laws of the United States by virtue of publication, it may be entitled to protection at some point in the future. In addition to information about the Software during the course of these discussions, Company may disclose to Phoenix certain know-how which Company believes to be valuable, confidential and proprietary information developed by Company from time to time relating to the contents, workings, installation and implementation of the Software.

3. Except as set forth herein, Phoenix agrees to hold in confidence all written disclosures specified to be confidential and proprietary information which may be made by Company employees about the design and execution of the Software, Company business operations or practices, Company product development plans and Company customers or prospective customers. Phoenix agrees to use such confidential and proprietary information only for the purpose contemplated by this Agreement and shall not otherwise use such confidential information for its own commercial benefit. During the time that Phoenix has possession of the Software Confidential material, it will not copy or duplicate or permit anyone else to copy or duplicate any portions of these items.

     Further, Phoenix shall release it only to Phoenix employees and authorized consultants who have a need to use such information for the purposes of this Agreement, shall not disclose it to any other person and will store the materials in a secure place. The materials will be returned within 60 days from the date Company or Phoenix advises the other in writing that discussions have been terminated.

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PHOENIX INTERNATIONAL LTD., INC.
CONFIDENTIALITY AGREEMENT




4. Any and all copyright, patent, trade secret and other intellectual and proprietary rights in the Software to which Company is otherwise entitled are and shall remain the property of Company. All obligations of confidentiality under this Agreement shall survive the termination of the Agreement for a period of five (5) years after the date of disclosure, except as set forth below.

5. Any obligations of confidentiality or non-disclosure set forth herein shall not apply to material or information that:

       a. is or can be obtained, derived or developed by Phoenix independently of disclosure by Company; or

       b. is rightfully obtained in the United States or elsewhere by Phoenix from a third party who has the right to transfer disclose it, or is under no obligation to hold it confidential; or

       c. is publicly available in the United States or elsewhere other than through the fault or negligence of Phoenix.

6. Nothing contained in this Agreement shall be construed as granting or implying any rights or obligations by license, estoppel or otherwise. This Agreement shall not be assigned by either party and any attempted Assignment shall be void.

7. This agreement shall be governed and interpreted in accordance with the laws of the State of Florida.

8. Nothing herein shall prevent or restrict Phoenix from reviewing, evaluating, developing or contracting to develop similar and/or competitive products or from marketing similar or competitive products.

9. If any provision of this Agreement shall be held to be unenforceable, such holding shall not affect the enforceability of any other provisions hereof. Waiver of any breach of this Agreement by Company shall not be considered a waiver of any other or subsequent breach except insofar as Phoenix may be predjuiced by such partial waiver.

In witness whereof, the parties hereto have executed this Agreement.

PHOENIX INTERNATIONAL LTD., INC.
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                                         Company


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Signature                                Signature


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Print Name                               Print Name


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Date                                     Date